                                                                  Exhibit 10.4.3

                             CONTRACT AMENDMENT #02

================================================================================

CONTRACT NUMBER: ......................................................33520-350

TITLE: ............................................ITVM PURCHASE AND MAINTENANCE

CONTRACT TERM: ..............................October 1,1998 - September 30, 2001

ISSUED BY: .....................................................Virginia Lottery
                                                            900 East Main Street
                                                        Richmond, Virginia 23219

CONTRACTOR: ...................................On-Point Technology Systems, Inc.
                                            1370 San Marcos Boulevard, Suite 100
                                                    San Marcos, California 92069

================================================================================

SERVICES: Rental of #7500 4-bin Instant Ticket Vending Machines for the period of February 1, 1999 - December 31, 1999.

This Amendment consists of this Page 1 with signatures and Pages 2 - 3 which are attached hereto.

================================================================================

TOTAL AMOUNT OF CONTRACT, including Amendments 1-2 Estimate: ......$9,027,867.00

TOTAL AMOUNT OF AMENDMENT #02 Estimate: ..............................$54,070.00

INVOICE ADDRESS ................................................Virginia Lottery
                                                     Attention: Accounts Payable
                                                            900 East Main Street
                                                        Richmond, Virginia 23219

CONTRACT OFFICER: ..............................Patricia MacKenzie, 804-692-7645

ACCOUNTING DATA ..............................Cost Code: 833; Account Code: 1534

================================================================================

On-Point Technology Systems, Inc.                       Virginia Lottery


By: /s/ Brian J. Roberts                       By:  /s/ Patricia MacKenzie
    -----------------------------                  -----------------------------
           Signature                                       Signature

      Brian J. Roberts                                 Patricia MacKenzie
---------------------------------              ---------------------------------
          Print Name                                       Print Name

      Sr. Vice President                       Senior Contract Officer
---------------------------------              ---------------------------------
Title                        Date              Title                        Date

This Amendment entered into this 16th day of March, 1999 by On-Point Technology Systems, Inc. ("Contractor"), and the State Lottery Department, ("Lottery" or "Virginia Lottery"), an agency of the Commonwealth of Virginia.

The Lottery and the Contractor agree to the following modification to the original Contract:

1. AMENDMENT TERM: The term of this Amendment shall be from March 16, 1999 to December 31, 1999.

2. SCOPE OF SERVICE: The Lottery agrees to pay to the Contractor a monthly rental for the use of On-Point 4-bin Instant Ticket Vending Machines (ITVMs) as follows:

3.
      A. The Lottery will rent 132 4-bin ITVMs from March 16, 1999 to December 31, 1999. Rental shall include the following:

            1)    Repair on an as-needed basis, but not preventive maintenance.

            2) A one time installation of 64 4-bin ITVMs currently warehoused at On-Point free of charge.

            3) Removal of all 4-bin ITVMs from Lottery retail locations. This shall include those 4-bin ITVMs removed because of the installation of new ITVM equipment, and all 4-bin ITVMs at the end of the rental term, December 31, 1999, or at any time when an ITVM cannot be repaired.

      B. The Lottery agrees to pay a $65 installation charge for all other 4-bin ITVMs.

      C. It is agreed that the quantity of 4-bin ITVMs subject to the rental charge will remain constant at 132 units from March 16, 1999 to September 30, 1999. Thereafter, the quantity of ITVMs subject to a rental charge may decrease and shall represent only those 4-bin units physically installed at a Lottery retail location.

      D. The Lottery agrees to pay, retroactively, rental of 145 4-bin ITVMs for the period February 1, 1999 through February 28, 1999.

      E. The Lottery agrees to pay, retroactively, rental of 132 4-bin ITVMs from March 1,1999 through March 15, 1999.

3. COMPENSATION: The Lottery and the Contractor agree to the following method of compensation:

      Rental of 4-bin ITVM units: $35 x 132 (approx) x 10 months =   $46,200.00

      Rental of 4-bin ITVM units: $35 x 145 =                        $5,075.00

      Installation Charge: $65 x 43 (approx) =                       $2,795.00

      Total Amount of Amendment, estimated:                          $54,070.00

4. TERMS AND CONDITIONS: All other terms and conditions previously specified in the original contract, dated January 22, 1996, as amended and modified shall remain unchanged.

5. INTEGRATION OF CONTRACT: Amendment #002, Amendment #001 and the Contract dated October 1, 1998, constitute the entire agreement between the Lottery and the Contractor. No alteration, amendment, or modification of this agreement shall be effective unless and until it is reduced to writing, signed by the parties and attached hereto.

6. DISPUTES: Resolution of disputes arising under this Contract, as amended, will proceed in accordance with the Lottery Department's Regulations.

7. RATIFICATION: Except as expressly amended by this agreement, the Contract shall remain in full force and effect, and the Contractor and the Lottery shall ratify and affirm the terms and conditions.


                                       3